SECURED PROMISSORY NOTE

IGI, INC.

$1,000,000	No. N-1
December 12, 2005

      IGI, INC., a corporation organized under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to Univest Management EPSP, c/o Frank Gerardi, Trustee, or his registered assigns (the "Payee" or "Holder"), upon due presentation and surrender of this Secured Promissory Note (this "Note"), on the Maturity Date, the principal amount of One Million Dollars ($1,000,000.00) and all accrued but unpaid interest thereon as hereinafter provided. As used herein, the "Maturity Date" means the earlier to occur of (i) July 31, 2006 and the (ii) the closing of the conveyance by the Company of Lots 22.02 and 23 on the Tax Map of Buena Vista Township, Atlantic County, New Jersey ("Lots 22.02 and 23").

ARTICLE I

PAYMENT OF PRINCIPAL AND INTEREST; METHOD OF PAYMENT

      1.1.  Payment, if any, of the principal and accrued interest on this Note shall be made in cash, in immediately available funds, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest (computed on the basis of a 360-day year of twelve 30-day months) shall accrue on the unpaid portion of said principal amount from time to time outstanding at the Stated Interest Rate (as defined below), and shall be paid by the Company to the Payee in arrears on the Maturity Date. Both principal hereof and interest hereon are payable at such address as the Holder shall designate from time to time by written notice to the Company. The Company will pay or cause to be paid all sums becoming due hereon for principal and interest by check or wire transfer, at the Holder's election, and, without any requirement for the presentation of this Note or making any notation thereon, except that the Holder hereof agrees that payment of the amount due shall be made only upon surrender of this Note to the Company for cancellation. Prior to any sale or other disposition of this instrument, the Holder hereof agrees to endorse hereon the amount of principal paid hereon and the last date to which interest has been paid hereon and to notify the Company of the name and address of the transferee. As used herein, the "Stated Interest Rate" means the rate of (i) thirty percent (30%) per annum, subject to the limitations of applicable law.

      1.2.  If this Note or any portion hereof becomes due and payable on a Saturday, Sunday or public holiday under the laws of the State of New Jersey, the due date hereof shall be extended to the next succeeding full business day and interest shall be payable at the Stated Interest Rate per annum during such extension. All payments received by the Holder shall be applied first to the payment of all accrued interest payable hereunder.

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      1.3.  The Company shall have the right to prepay the principal amount of this Note, in whole or in part, at any time without penalty or premium. Any prepayment of principal shall be accompanied by a payment of all interest accrued and unpaid on the portion of the principal amount being prepaid.

1.4. The Company shall pay all fees of the Holder in association with the provision of this Note.

ARTICLE II

SECURITY

2.1. The obligations of the Company under this Note are secured by a Mortgage of even date herewith on real property owned by the Company, identified as Lots 22.02 and 23.

ARTICLE III

MISCELLANEOUS

      3.1.  Default. Non-payment of the Note within fifteen (15) days after the Maturity Date shall be deemed an "Event of Default". Upon the occurrence of an Event of Default, all amounts then remaining unpaid on this Note may be declared to be, or automatically become, immediately due and payable.

      3.2.  Collection Costs. In the event that this Note shall be placed in the hands of an attorney for collection by reason of an Event of Default hereunder, the undersigned agrees to pay reasonable attorney's fees and disbursements and other reasonable expenses incurred by the Holder or his agent in connection with the collection of this Note.

      3.3.  Rights Cumulative; Specific Performances. The rights, powers and remedies given to the Payee under this Note shall be in addition to all rights, powers and remedies given to it by virtue of the any document or instrument executed in connection therewith, or any statute or rule of law.

      3.4.  No Waivers. Any forbearance, failure or delay by the Payee in exercising any right, power or remedy under this Note, any documents or instruments executed in connection therewith or otherwise available to the Payee shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

      3.5.  Amendments in Writing. No amendment, modification or waiver of any provision of this Note shall be effective unless it shall be in writing and signed by the Holder, and any such amendment, modification or waiver shall apply only in the specific instance for which given.

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      3.6.  Governing Law; Jurisdiction. This Note and the rights of the holders hereof shall be governed by, and construed in accordance with, the laws of the State of New Jersey wherein the terms of this Note were negotiated, excluding to the greatest extent permitted by law any rule of law that would cause the application of the laws of any jurisdiction other than the State of New Jersey.

      (b)  The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New Jersey court or United States Federal court sitting in Newark, New Jersey, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New Jersey court or, to the fullest extent permitted by law, in such United States Federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by law. Nothing in this Note or any other transaction document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Note or any other transaction document in the courts of any jurisdiction.

      The Company irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or in relation to this Note or any other transaction document to which it is a party in any such New Jersey or United States Federal Court. The Company hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      3.7.  No Counterclaims. The Company waives the right to interpose counterclaims or set-offs of any kind and description in any litigation arising hereunder (whether or not arising out of or relating to this Note).

3.8. Successors. The term "Payee" and "Holder" as used herein shall be deemed to include the Holder and his successors, endorsees and assigns.

3.9. Certain Waivers. The Company hereby waives presentment, demand for payment, protest, notice of protest and notice of non-payment hereof.

      3.10.  Mutilated, Lost, Stolen or Destroyed Notes. In case this Note shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Note, or in lieu of and substitution for the Note, mutilated, lost, stolen or destroyed, a new Note of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and an indemnity, if requested, also reasonably satisfactory to it (but without requirement of posting any bond).

      3.11.  Maintenance of Office. The Company covenants and agrees that so long as this Note shall be outstanding, it will maintain an office or agency in New Jersey (or such other place as the Company may designate in writing to the holder of this Note) where notices,

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presentations and demands to or upon the Company in respect of this Note may be given or made.

      3.12.  WAIVER OF JURY TRIAL. THE COMPANY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS DEBENTURE OR ANY OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

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IN WITNESS WHEREOF, IGI, Inc. has caused this Note to be signed by its authorized officer and to be dated the day and year first above written.

ATTEST [SEAL]	IGI, INC.

/s/ Lisa M. Pagliughi	By:	Carlene A. Lloyd

Notary Public of New Jersey		Name: Carlene A. Lloyd
Title: VP of Finance

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